JPMorgan China Region Fund, Inc.

BenchmarkA

80 % MSCI Golden Dragon Index (Net) 20 % CSI 300 Index (Net)

Investment objective

Long term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macau.

Fund statistics

Fund manager	Emerson Yip
Listed	New York Stock Exchange
Net Assets (as at 30/04/15)	USD 153.07m
Launch date	16th July 1992
Dividends (Ex-dividend date)	USD 0.1270 (10 December 2014)
Actual LeverageB	9.1%

Market capitalization breakdown	(as at 30/04/15)

A	On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis.

Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13

B

Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position.

Performance Data	(as at 30/04/15)

Cumulative performance				(as at 30/04/15)
%	1 mth	3 mths	2015 YTD	1 year	3 year	5 year	10 years
Share price	13.0	20.6	20.7	46.9	62.7	61.0	232.1
Net asset value	14.0	21.7	22.4	50.8	65.7	63.5	197.5
BenchmarkA	12.7	20.3	22.0	48.9	59.2	67.7	198.1

Rolling 12 month performance			(as at 30/04/15)
%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
Share price	46.9	-3.1	14.3	-18.6	21.6
Net asset value	50.8	-1.4	11.4	-18.3	20.7
BenchmarkA	48.9	-0.2	7.2	-11.1	18.5

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Top 10 Holdings		(as at 30/04/15)
Holding	Fund %	BenchmarkA weight
Tencent Holdings	5.0	4.2
Taiwan Semiconductor Manufacturing	4.8	4.7
Ping An Insurance*	4.0	2.3
China Construction Bank*	3.6	2.9
AIA Group	3.3	3.2
CK Hutchison Holdings	2.8	1.2
Agricultural Bank of China*	2.5	0.7
China Pacific Insurance*	2.2	0.8
China Merchants Bank*	2.0	1.1
China Petroleum & Chemical	1.9	1.0
Sub-Total	32.1	22.1

*Denotes China A-share holding

Sector	(as at 30/04/15)

Fund Information

Share price	USD 20.41
NAV per share	USD 23.74
Discount (-) / Premium Current	-14.0%
Shares in issue	6,447,637

Fund code
Bloomberg	JFC US
ISIN	US46614T1079
Sedol	2471392

Portfolio	(as at 30/04/15)

Portfolio review	(as at 30/04/15)

Greater China equities surged, led by the MSCI China Index, as the Chinese government not only revised rules to ease domestic mutual funds’ ability to invest in Hong Kong-listed equities but also signaled comfort with the rally in mainland stock markets. China also cut the required reserve ratio for banks while announcing more fiscal stimulus measures benefiting domestic companies operating both in China and overseas (the “one belt, one road” initiative). The MSCI Hong Kong Index followed China’s performance, although continued negative comments and policies on mainland tourist visitations caused Macau and Hong Kong retail stocks to resume their underperformance. The MSCI Taiwan Index rose only slightly, as lacklustre demand for technology exports offset the positive sentiment from mainland officials signalling a study of a so-called Taipei-Shanghai Stock Connect program.

Market Outlook	(as at 30/04/15)

We expect China to continue easing policy as the domestic economy falters. Stock markets had previously factored in the latter (economic weakness) but not the former (policy response). New to this calculus is that the government appears to be utilizing rising equity markets as a way for corporates to de-leverage given difficulties in generating growth. Given the policy-sensitive nature of the market, we expect that this impetus means that the rally will continue until new equity supply eventually overwhelms demand.

Further information

Investment Adviser	JF International Management Inc.
Website:	www.jpmchinaregionfund.com
Administration:	Lucy Dina +44 (0)20 7742 3735
US Representative:	Khimmara Greer +1 (617) 624 6329

Full portfolio holdings	(as at 30/04/15)
Holding	Values Sum of Traded Market Value (base)	Sum of Weight
Consumer Discretionary	13,536,299	8.1%
CHONGQING CHANGAN AUTOMOBILE 'B'CNY1	1,352,423	0.8%
CHOW TAI FOOK JEWELLERY GROUP LTD COMMON STOCK HKD	878,322	0.5%
XINYI GLASS HOLDINGS LTD COMMON STOCK HKD 0.1	737,847	0.4%
MELCO CROWN ENTERTAINMENT LTD ADR USD 0.01	733,241	0.4%
INTIME RETAIL GROUP CO LTD USD0.00001	724,574	0.4%
TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0	712,695	0.4%
LIFESTYLE INTERNATIONAL HOLDINGS LTD COMMON STOCK	572,476	0.4%
SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01	551,963	0.3%
FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK HKD	546,790	0.3%
JOHNSON HEALTH TECH CO LTD COMMON STOCK TWD 10	468,586	0.3%
CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON	453,377	0.3%
SANDS CHINA LTD COMMON STOCK HKD 0.01	442,420	0.3%
GREE ELECTRIC APPLIANCES INC OF ZHUHAI COMMON	422,722	0.3%
PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD	380,391	0.2%
TCL CORP COMMON STOCK CNY 1	376,040	0.2%
CHONGQING CHANGAN AUTOMOBILE 'A' CNY1	371,743	0.2%
SAIC MOTOR CORP LTD COMMON STOCK CNY 1	357,806	0.2%
SUNING COMMERCE GROUP CO LTD COMMON STOCK CNY 1	348,894	0.2%
QINGDAO HAIER CO LTD COMMON STOCK CNY 1	348,774	0.2%
DAH CHONG HONG HOLDINGS LTD COMMON STOCK HKD 0	310,378	0.2%
MIDEA GROUP CO LTD COMMON STOCK CNY 1	300,991	0.2%
JANUS DONGGUAN PRECISION COMPONENTS CO LTD COMMON	295,481	0.2%
CHINA SOUTH PUBLISHING & MEDIA GROUP CO LTD COMMON	291,853	0.2%
ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1	237,657	0.2%
HUAYU AUTOMOTIVE SYSTEMS CO LTD 'A'CNY1	226,296	0.1%
PANG DA AUTOMOBILE TRADE CO LTD COMMON STOCK CNY 1	221,496	0.1%
CHINA INTL TRAVEL SERVICE CORP LTD 'A'CNY1	207,417	0.1%
GUANGDONG ADVERTISING CO LTD COMMON STOCK CNY 1	170,747	0.1%
FUYAO GROUP GLASS IND 'A'CNY1	156,274	0.1%
FAW CAR CO LTD COMMON STOCK CNY 1	140,298	0.1%
SHENZHEN TEMPUS GLOBAL TRAVEL HOLDINGS LTD COMMON	120,006	0.1%
GREAT WALL MOTOR CO LTD COMMON STOCK CNY 1	76,320	0.1%
Consumer Staples	5,567,703	3.3%
CHINA MENGNIU DAIRY CO HKD0.1	1,154,628	0.7%
PRESIDENT CHAIN STORE CORP TWD10	1,082,152	0.6%
INNER MONGOLIA YILI INDUSTRIAL GROUP CO LTD COMMON	786,205	0.5%
VINDA INTERNATIONAL HOLDINGS LTD COMMON STOCK HKD	510,684	0.3%
HENGAN INTERNATIONAL HKD0.10	506,777	0.3%
KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0	426,971	0.2%
LUZHOU LAOJIAO CO LTD COMMON STOCK CNY 1	300,389	0.2%
YONGHUI SUPERSTORES CO LTD COMMON STOCK CNY 1	282,834	0.2%
HEILONGJIANG AGRICULTURE CO LTD COMMON STOCK CNY 1	206,017	0.1%
TINGYI(CAYMAN ISLANDS)HLDG CORP ORD USD0.005	181,752	0.1%
HENAN SHUANGHUI INVESTMENT & DEVELOPMENT CO LTD	129,295	0.1%
Energy	4,854,576	2.9%
CHINA PETROLEUM & CHEMICAL CORP CNY1'H'SHS	3,156,143	1.9%
CNOOC LTD COMMON STOCK HKD 0	1,583,470	0.9%
CHINA SHENHUA ENERGY CO LTD COMMON STOCK CNY 1	114,963	0.1%
Financials	72,745,397	43.3%
CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1	5,828,186	3.5%
AIA GROUP LTD COMMON STOCK HKD 0	5,493,752	3.3%
CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1	4,717,665	2.8%
PING AN INSURANCE(GR)CO OF CHINA CNY1'H'SHARES	4,570,669	2.7%
AGRICULTURAL BANK OF CHINA CNY1 H	3,751,840	2.2%
CHINA PACIFIC INSURANCE GRP CO LTD 'H'CNY1	3,217,846	1.9%
FUBON FINANCIAL HLDGS CO TWD10	2,825,187	1.7%
CHINA MINSHENG BANKING CORP 'H'CNY1	2,156,761	1.3%
CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1	2,148,170	1.3%
HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK	2,104,754	1.3%
PING AN INSURANCE GROUP CO OF CHINA LTD COMMON	2,075,080	1.2%

Full portfolio holdings
Holding	Values Sum of Traded Market Value (base)	Sum of Weight
Financials continued	72,745,397	43.3%
CHINA VANKE CO LTD COMMON STOCK HKD 1	1,960,945	1.2%
BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0	1,818,597	1.1%
HONGKONG LAND HOLDINGS LTD COMMON STOCK USD 0.1	1,716,390	1.0%
HAITONG SECURITIES CO LTD COMMON STOCK CNY 1	1,494,428	0.9%
HANG SENG BANK LTD COMMON STOCK HKD 0	1,370,388	0.8%
CITIC SECURITIES CO LTD COMMON STOCK CNY 1	1,366,783	0.8%
SUNAC CHINA HOLDINGS LTD COMMON STOCK HKD 0.1	1,350,263	0.8%
E SUN FINANCIAL HLDGS TWD10	1,307,645	0.8%
CHAILEASE HLDG CO LTD TWD10	1,296,127	0.8%
CHINA MERCHANTS BANK CO LTD COMMON STOCK CNY 1	1,163,148	0.7%
LINK REIT/THE REIT HKD 0	1,056,119	0.6%
INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1	1,052,361	0.6%
SHANGHAI PUDONG DEVELOPMENT BANK CO LTD COMMON	981,166	0.6%
DAH SING FINANCIAL HOLDINGS LTD COMMON STOCK HKD 0	958,386	0.6%
SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0	916,129	0.5%
PING AN BANK CO LTD COMMON STOCK CNY 1	907,860	0.5%
KERRY PROPERTIES LTD COMMON STOCK HKD 1	824,142	0.5%
BANK OF COMMUNICATIONS CO LTD COMMON STOCK CNY 1	780,715	0.5%
CHINA MINSHENG BANKING CORP LTD COMMON STOCK CNY 1	700,090	0.4%
NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0	699,296	0.4%
CHINA CINDA ASSET MANAGEMENT CO LTD COMMON STOCK	686,692	0.4%
WHEELOCK & CO LTD COMMON STOCK HKD 0	678,145	0.4%
YUEXIU REAL ESTATE INVESTMENT TRUST REIT HKD 0	629,545	0.4%
POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1	628,577	0.4%
RUENTEX DEVELOPMENT CO LTD TWD10	622,823	0.4%
GREAT EAGLE HOLDINGS LTD COMMON STOCK HKD 0.5	532,298	0.3%
CHAMPION REIT REIT HKD 0	472,534	0.3%
CHINA VANKE CO LTD COMMON STOCK CNY 1	471,932	0.3%
AGRICULTURAL BANK OF CHINA LTD COMMON STOCK CNY 1	464,579	0.3%
HUATAI SECURITIES CO LTD COMMON STOCK CNY 1	457,886	0.3%
GF SECURITIES CO LTD COMMON STOCK CNY 1	423,869	0.3%
CHINA PACIFIC INSURANCE GROUP CO LTD COMMON STOCK	412,599	0.2%
CHINA MERCHANTS SECURITIES CO LTD COMMON STOCK CNY	401,936	0.2%
CHINA CITIC BANK CORPORATION LTD 'H'CNY1	396,591	0.2%
HSBC HOLDINGS PLC COMMON STOCK GBP 0.5	346,965	0.2%
GF SECURITIES CO LTD COMMON STOCK HKD 1	341,458	0.2%
CHINA CONSTRUCTION BANK CORP COMMON STOCK CNY 1	298,172	0.2%
FINANCIAL STREET HOLDINGS CO LTD COMMON STOCK CNY	279,798	0.2%
HUAXIA BANK CO LTD COMMON STOCK CNY 1	261,172	0.2%
BEIJING HUAYE REALESTATE CO LTD COMMON STOCK CNY 1	244,303	0.1%
SHANGHAI SHIMAO CO LTD COMMON STOCK CNY 1	239,579	0.1%
BEIJING CAPITAL DEVELOPMENT CO LTD COMMON STOCK	233,024	0.1%
AVIC CAPITAL CO LTD COMMON STOCK CNY 1	213,613	0.1%
CHINA FORTUNE LAND DEVELOPMENT CO LTD COMMON STOCK	200,071	0.1%
CHINA LIFE INSURANCE CO LTD COMMON STOCK CNY 1	196,350	0.1%
Health Care	6,492,001	3.9%
SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025	1,457,362	0.9%
PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD	1,075,848	0.6%
CSPC PHARMACEUTICAL GROUP LTD COMMON STOCK HKD 0	983,770	0.6%
IKANG HEALTHCARE GROUP INC ADR USD 0.01	670,265	0.4%
TIANJIN TASLY PHARMACEUTICAL 'A'CNY1	420,720	0.3%
JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1	410,728	0.2%
KANGMEI PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	313,171	0.2%
HUALAN BIOLOGICAL ENGINEERING INC COMMON STOCK CNY	305,307	0.2%
SHINVA MEDICAL INSTRUMENT CO LTD COMMON STOCK CNY	198,601	0.1%
CACHET PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	163,381	0.1%
AIER EYE HOSPITAL GROUP CO LTD COMMON STOCK CNY 1	159,440	0.1%
SHANGHAI KINGSTAR WINNING SOFTWARE CO LTD COMMON	135,229	0.1%
ZHEJIANG HUAHAI PHARMACEUTICAL CO LTD COMMON STOCK	125,089	0.1%
SHANGHAI HAOHAI BIOLOGICAL TECHNOLOGY CO LTD	73,089	0.0%

Full portfolio holdings
Holding	Values Sum of Traded Market Value (base)	Sum of Weight
Industrials	14,036,028	8.3%
CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK	1,697,314	1.0%
CAR INC COMMON STOCK HKD 0.00001	1,246,023	0.7%
ORIENT OVERSEAS INTERNATIONAL LTD COMMON STOCK HKD	1,150,873	0.7%
CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD	938,411	0.5%
SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0	896,117	0.5%
CHINA SHIPBUILDING INDUSTRY CO LTD COMMON STOCK	719,690	0.4%
CHINA CNR CORP LTD COMMON STOCK CNY 1	713,372	0.4%
CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD	669,754	0.4%
CHINA RAILWAY CONSTRUCTION CORP LTD COMMON STOCK	622,095	0.4%
CHINA STATE CONSTRUCTION ENGINEERING CORP LTD	611,530	0.4%
CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON	472,329	0.3%
POWER CONSTRUCTION CORP OF CHINA LTD COMMON STOCK	456,794	0.3%
SHANGHAI INTERNATIONAL AIRPORT CO 'A' CNY1	320,720	0.2%
AVIC AIRCRAFT CO LTD COMMON STOCK CNY 1	292,294	0.2%
BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK	288,410	0.2%
ZHENGZHOU YUTONG BUS CO LTD COMMON STOCK CNY 1	246,824	0.1%
DAQIN RAILWAY CO LTD CNY1 'A'	220,671	0.1%
SUZHOU GOLD MANTIS CONSTRUCTION DECORATION CO LTD	208,225	0.1%
NARI TECHNOLOGY CO LTD COMMON STOCK CNY 1	200,113	0.1%
CHINA AVIONICS SYSTEMS CO LTD COMMON STOCK CNY 1	198,745	0.1%
HENAN PINGGAO ELECTRIC CO LTD COMMON STOCK CNY 1	190,750	0.1%
XCMG CONSTRUCTION MACHINERY CO LTD COMMON STOCK	189,721	0.1%
SHENZHEN AIRPORT CO COMMON STOCK CNY 1	185,516	0.1%
XIAMEN C & D INC COMMON STOCK CNY 1	184,826	0.1%
GUANGXI LIUGONG MACHINERY CO LTD COMMON STOCK CNY	183,143	0.1%
LUXSHARE PRECISION INDUSTRY CO LTD COMMON STOCK	167,787	0.1%
HUABEI EXPRESSWAY CO LTD COMMON STOCK CNY 1	147,835	0.1%
SHANGHAI MECHANICAL AND ELECTRICAL INDUSTRY CO LTD	132,239	0.1%
GUANGSHEN RAILWAY CO LTD COMMON STOCK CNY 1	131,167	0.1%
SPRING AIRLINES CO LTD COMMON STOCK CNY 1	127,376	0.1%
SHANGHAI INTERNATIONAL PORT GROUP CO LTD COMMON	119,573	0.1%
SICHUAN HAITE HIGH-TECH CO LTD COMMON STOCK CNY 1	105,792	0.1%
Information Technology	32,507,152	19.3%
TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002	8,411,878	5.0%
TAIWAN SEMICONDUCTOR MANUFACTURING TWD10	8,116,809	4.8%
LARGAN PRECISION CO LTD TWD10	1,910,795	1.1%
ADVANCED SEMICONDUCTOR ENGINEERING TWD10	1,876,058	1.1%
DELTA ELECTRONICS INC TWD10	1,685,333	1.0%
CATCHER TECHNOLOGY CO LTD TWD10	1,387,057	0.8%
PCHOME ONLINE INC COMMON STOCK TWD 10	1,087,336	0.6%
CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10	1,013,374	0.6%
AAC TECHNOLOGIES HOLDINGS INC	836,215	0.5%
NANYA TECHNOLOGY CORP COMMON STOCK TWD 10	615,980	0.4%
WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK	522,104	0.3%
HANGZHOU HIKVISION DIGITAL TECH CO CNY1 A	515,738	0.3%
SILICON MOTION TECHNOLOGY CORP ADR USD 0.01	483,615	0.3%
ALIBABA GROUP HOLDING LTD ADR USD 0.000025	453,842	0.3%
AISINO CO LTD COMMON STOCK CNY 1	446,573	0.3%
POWERTECH TECHNOLOGY INC TWD10	430,275	0.2%
VTECH HOLDINGS LTD COMMON STOCK HKD 0.05	375,883	0.2%
BEIJING EGOVA CO LTD COMMON STOCK CNY 1	333,387	0.2%
HAND ENTERPRISE SOLUTIONS CO LTD COMMON STOCK CNY	314,891	0.2%
GUANGZHOU HAIGE COMMUNICATIONS GROUP INC CO COMMON	267,460	0.2%
ZTE CORP COMMON STOCK CNY 1	245,070	0.1%
BEIJING THUNISOFT CORP LTD	204,396	0.1%
GOERTEK INC COMMON STOCK CNY 1	179,296	0.1%
NEUSOFT CORP COMMON STOCK CNY 1	159,355	0.1%
TIANZE INFORMATION INDUSTRY INC COMMON STOCK CNY 1	155,917	0.1%
HUNDSUN TECHNOLOGIES INC COMMON STOCK CNY 1	137,002	0.1%
YONYOU NETWORK TECHNOLOGY CO LTD COMMON STOCK CNY	128,241	0.1%

Full portfolio holdings
Holding	Values Sum of Traded Market Value (base)	Sum of Weight
Information Technology continued	32,507,152	19.3%
SHENZHEN O-FILM TECH CO LTD COMMON STOCK CNY 1	118,542	0.1%
BOE TECHNOLOGY GROUP CO LTD COMMON STOCK CNY 1	94,731	0.1%
MEDIATEK INC COMMON STOCK TWD 10	0	0.0%
Materials	5,406,435	3.2%
ANGANG STEEL CO LTD COMMON STOCK HKD 1	883,197	0.5%
JIANGXI COPPER CO 'H' CNY1	711,619	0.4%
CHINA STEEL CHEMICAL CORP COMMON STOCK TWD 10	651,930	0.4%
TANGSHAN JIDONG CEMENT CO LTD COMMON STOCK CNY 1	532,173	0.3%
BBMG CORP CNY1 H	520,684	0.3%
SHENZHEN ZHONGJIN LINGNAN NONFEMET CO LTD COMMON	517,547	0.3%
ZHEJIANG LONGSHENG GROUP CO LTD COMMON STOCK CNY 1	440,756	0.3%
QINGHAI SALT LAKE INDUSTRY CO LTD COMMON STOCK CNY	343,306	0.2%
BAOSHAN IRON & STEEL CO LTD COMMON STOCK CNY 1	328,269	0.2%
HEBEI IRON & STEEL CO LTD COMMON STOCK CNY 1	285,347	0.2%
ANHUI CONCH CEMENT CO LTD 'A'CNY1	191,607	0.1%
Telecommunication Services	7,532,862	4.5%
CHINA UNICOM HONG KONG LTD COMMON STOCK HKD 0	2,126,548	1.3%
CHINA TELECOM CORP 'H'CNY1	1,862,647	1.1%
CHINA MOBILE LTD COMMON STOCK HKD 0	1,835,347	1.1%
CITIC TELECOM INTERNATIONAL HOLDINGS LTD COMMON	587,520	0.3%
HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005	499,544	0.3%
HKBN LTD COMMON STOCK HKD 0.0001	323,849	0.2%
CHINA UNITED NETWORK COMMUNICATIONS LTD COMMON	184,175	0.1%
DR PENG TELCOM & MEDIA GROUP CO LTD COMMON STOCK	113,231	0.1%
Utilities	5,712,004	3.4%
CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK	1,375,985	0.8%
BEIJING ENTERPRISES WATER GROUP LTD HKD0.10	1,281,303	0.8%
CHINA RESOURCES GAS GROUP LTD HKD0.10	1,198,367	0.7%
SIIC ENVIRONMENT HOLDINGS LTD COMMON STOCK SGD 0	589,843	0.4%
CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD COMMON	500,893	0.3%
CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1	445,104	0.3%
GD POWER DEVELOPMENT CO LTD COMMON STOCK CNY 1	202,489	0.1%
SDIC POWER HOLDINGS CO LTD COMMON STOCK CNY 1	118,021	0.1%
Liquidity	-325,454	-0.2%
Net Liquidity	-325,454	-0.2%
Grand Total	168,065,004	100.0%

Source: J.P. Morgan, Reuters, Bloomberg

Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise.

This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report.

This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or on behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.